                              January 12, 1998


Frontier Natural Gas Corporation
500 Dallas Street, Suite 2920
Houston, TX 77002

Attention: David B. Christofferson

     RE:  Credit Agreement dated as of January 3, 1996, as amended

Ladies and Gentlemen:

     Please refer to the Credit Agreement dated as of January 3, 1996, as amended by Amendment No. 1 to Credit Agreement dated as of November 1, 1996 and Amendment No. 2 to Credit Agreement dated as of July 1, 1997 (as amended from time to time, the "Credit Agreement"), between Frontier Natural Gas Corporation ("Borrower") and Bank of America Illinois, predecessor-in-interest to Bank of America National Trust and Savings Association (the "Lender"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement.

     You have requested that the Lender, for a certain period of time, waive compliance by Borrower with certain provisions of the Credit Agreement.

     1. INDEBTEDNESS UNDER ASPECT LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.2 of the Credit Agreement, insofar as such section prohibits Borrower from incurring certain indebtedness, to the extent necessary to permit Borrower to incur the indebtedness described in that certain Credit Agreement dated as of January 12, 1998 (the "ASPECT LOAN AGREEMENT"), between Borrower and Aspect Resources LLC, a Colorado limited liability company ("ASPECT"), in a maximum principal amount of $1,800,000.00. A true, correct and complete copy of the Aspect Loan Agreement and all of its exhibits and schedules is attached to this letter as ANNEX I, and there exist no amendments or other agreements varying the terms of the Aspect Loan Agreement.

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Frontier Natural Gas Corporation
January 12, 1998
Page 2



     2. LIENS UNDER ASPECT LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.3 of the Credit Agreement, insofar as such section prohibits Liens on the property, revenues or assets, whether now owned or hereafter acquired, or Borrower or its Subsidiaries, to the extent necessary to permit Borrower or its Subsidiaries to grant Liens in favor of Aspect pursuant to the Aspect Loan Agreement, insofar and only insofar as such Liens burden the property, revenues and assets described in ANNEX I hereto and insofar and only insofar as such Liens do not burden any property, revenues or assets currently subject to Liens in favor of the Lender.

     3. NEGATIVE COVENANTS UNDER ASPECT LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.11 of the Credit Agreement, insofar as such section prohibits Borrower from entering into agreements prohibiting the creation or assumption of any Liens on the property, revenues or assets, whether now owned or hereafter acquired, or Borrower or its Subsidiaries, or the ability of Borrower to amend or otherwise modify the Credit Agreement or any other Loan Document, to the extent that the Aspect Loan Agreement contains such a prohibition.

     4. ACQUISITION AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.8 of the Credit Agreement, insofar as such section prohibits Borrower from consolidating with, or acquiring all or substantially all of the assets of any Person, to the extent necessary to permit Borrower to acquire the "Aspect Assets" and the "Esenjay Assets," as defined and described in that certain Acquisition Agreement and Plan of Exchange dated as of January 19, 1998 (the "ACQUISITION AGREEMENT"), between Borrower, Aspect and Esenjay Petroleum Corporation, a Texas corporation ("ESENJAY"); PROVIDED, HOWEVER, that nothing in this waiver shall permit Borrower to assume and become liable for some or all of the indebtedness of Aspect to Joint Energy Development Investments II, a Delaware limited partnership as contemplated by SECTION 3.02(a) of the Acquisition Agreement. The Lender hereby waives Borrower's compliance with SECTION 7.2.6 of the Credit Agreement, insofar as such section prohibits Borrower from making distributions to redeem any class of equity, to the extent necessary to permit Borrower to redeem 85,961 shares of $0.01 par value preferred stock of Borrower (having a $10.00 per share redemption value) in connection with the consummation of the transactions described in the Acquisition Agreement. The Lender hereby waives SECTION 8.1.8 of the Credit Agreement, insofar as such section provides that a Change in Control is an Event of Default, to the extent that David W. Berry and David B. Christofferson shall no longer own their respective existing percentages of the voting capital stock of


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Frontier Natural Gas Corporation
January 12, 1998
Page 3



Borrower; PROVIDED, HOWEVER, that this waiver shall not waive any Event of Default that would occur if either of such Persons failed to be actively involved in the management of the business of Borrower. A true, correct and complete copy of the Acquisition Agreement and all of its exhibits and schedules is attached to this letter as ANNEX II, and there exist no amendments or other agreements varying the terms of the Acquisition Agreement.

     5. INDEBTEDNESS UNDER DUKE LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.2 of the Credit Agreement, insofar as such section prohibits Borrower from incurring certain indebtedness, to the extent necessary to permit Borrower to incur the indebtedness described in that certain Credit Agreement dated as of February __, 1998 (the "DUKE LOAN AGREEMENT"), between Borrower and Duke Energy Financial Services, Inc., a Delaware corporation ("DUKE"), in a maximum principal amount of $7,800,000.00 and for the uses, purposes and on the terms set forth in the Duke Loan Agreement. A true, correct and complete copy of the Duke Loan Agreement and all of its exhibits and schedules is attached to this letter as ANNEX III, and there exist no amendments or other agreements varying the terms of the Duke Loan Agreement.

     6. LIENS UNDER DUKE LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.3 of the Credit Agreement, insofar as such section prohibits Liens on the property, revenues or assets, whether now owned or hereafter acquired, or Borrower or its Subsidiaries, to the extent necessary to permit Borrower or its Subsidiaries to grant Liens in favor of Duke pursuant to the Duke Loan Agreement, insofar and only insofar as such Liens burden the property, revenues and assets described in ANNEX III hereto and insofar and only insofar as such Liens do not burden any property, revenues or assets currently subject to Liens in favor of the Lender.

     7. NEGATIVE COVENANTS UNDER DUKE LOAN AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.11 of the Credit Agreement, insofar as such section prohibits Borrower from entering into agreements prohibiting the creation or assumption of any Liens on the property, revenues or assets, whether now owned or hereafter acquired, or Borrower or its Subsidiaries, or the ability of Borrower to amend or otherwise modify the Credit Agreement or any other Loan Document, to the extent that the Duke Loan Agreement contains such a prohibition.

     8. FINANCIAL COVENANTS UNDER CREDIT AGREEMENT. The Lender hereby waives Borrower's compliance with SECTION 7.2.4 of the Credit Agreement, for the period commencing on January 1, 1998 and ending on the earlier to occur of June 30, 1998 or the Closing under the Acquisition Agreement.

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Frontier Natural Gas Corporation
January 12, 1998
Page 4


     9. TIMING; PAYMENT IN FULL; AMENDMENT OF STATED MATURITY DATE. The foregoing waivers set forth in PARAGRAPHS 1, 2, and 3 above are effective from the date hereof through and including the earlier to occur of June 30, 1998 or the Closing under the Acquisition Agreement. The foregoing waivers set forth in PARAGRAPHS 4, 5, 6 AND 7 above are effective from the date hereof. The foregoing waivers set forth in PARAGRAPH 8 above are effective from January 1, 1998, through and including the earlier to occur of June 30, 1998 or the Closing under the Acquisition Agreement. In the event that all indebtedness under the Aspect Loan Agreement has not been repaid and discharged in full and all Liens granted under the Aspect Loan Agreement have not been released or terminated in full by June 30, 1998, then, without further notice or demand of any kind, the entire indebtedness of Borrower to the Lender under the Credit Agreement shall become and be immediately due and payable as of June 30, 1998. In addition, the existing definition of "Stated Maturity Date" in the Credit Agreement is hereby deleted and the following is inserted in its place: "Stated Maturity Date means December 31, 1998."

     10. NO OBLIGATION TO LEND. In consideration of the foregoing waivers, Borrower agrees that, so long as the Aspect Loan Agreement or the Duke Loan Agreement remains in effect and there are outstanding loans to Borrower from Aspect or Duke or commitments by Aspect or Duke in favor of Borrower under the Aspect Loan Agreement or the Duke Loan Agreement, Borrower shall not be entitled to request a Loan or Loans, and the Lender shall not be obligated to lend, any additional amount under the Credit Agreement.

     11. NO OTHER DEFAULTS. To induce the Lender to grant the foregoing waivers, Borrower hereby represents and warrants that (i) as of the date hereof and after giving effect to the waivers set forth herein, there exists no Default or Event of Default and (ii) no action, suit or proceeding is pending or threatened against the Borrower or any other Obligor which (a) if adversely determined, would have a Material Adverse Effect, or (b) pertains to the Credit Agreement or any other Loan Document or the ability of Borrower or any other Obligor to perform their respective obligations to the Lender under the Credit Agreement or under any other Loan Document. Borrower reaffirms, as of the date hereof, the representations and warranties contained in ARTICLE VI of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date).

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Frontier Natural Gas Corporation
January 12, 1998
Page 5


     The waivers set forth above are subject to the conditions and limitations set forth herein and shall be applicable only for the purposes, and the periods, set forth herein, and not for any other purposes or with respect to any subsequent period. The waivers contained herein shall not apply to any Default or Event of Default (other than those specifically waived in this letter), regardless of whether such other Default or Event of Default is prior or subsequent to any of the matters referred to herein or is of the same or a different type as any of the matters referred to herein.

     If the foregoing correctly sets forth your understanding, kindly sign and return the enclosed signed copy of this letter.

                                          Very truly yours,

                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION,
                                          successor-by-merger to Bank of
                                          America Illinois


                                          By: /s/ Richard A. Bernardy
                                             ---------------------------
                                                  RICHARD A. BERNARDY
                                          Title:    Vice President


Confirmed and agreed to:

FRONTIER NATURAL GAS CORPORATION


By: /s/ David B. Christofferson
    ---------------------------
        DAVID B. CHRISTOFFERSON
Title: Executive Vice President


The undersigned Guarantors hereby consent to the foregoing waiver:


FRONTIER, INC.


By: /s/ David B. Christofferson
    ---------------------------
        DAVID B. CHRISTOFFERSON
Title: Executive Vice President

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Frontier Natural Gas Corporation
January 12, 1998
Page 6


FRONTIER ACQUISITION CORPORATION


By: /s/ David B. Christofferson
    ---------------------------
        DAVID B. CHRISTOFFERSON
Title: Executive Vice President


FRONTIER EXPLORATION AND PRODUCTION CORPORATION


By: /s/ David B. Christofferson
    ---------------------------
        DAVID B. CHRISTOFFERSON
Title: Executive Vice President